1995
       Annual
Report

                        --------
                        DELAWARE
                        GROUP
                        DELAWARE
                        FUND
                        --------

                (PHOTO OF VARIOUS PHILADELPHIA HISTORICAL SITES.)

                   A Tradition of Sound Investing Since 1929


                                     [LOGO]

Delaware Fund
------------------------------------
Investment
------------------------------------
Objective
------------------------------------

To seek a balance of capital appreciation, income and preservation of capital.

                (PHOTO OF VARIOUS PHILADELPHIA HISTORICAL SITES.)

About Our Cover
------------------------------------

Headquartered in Philadelphia, Pennsylvania, Delaware Group shares in the tradition of a city built on the vision of opportunity. Amidst the city's historic sites, symbolic of our nation's freedom and prosperity, Delaware Group provides both individual and institutional investors with a conservative, disciplined approach to money management.

Delaware Group
------------------------------------
A Tradition of
------------------------------------
Sound Investing
------------------------------------

Delaware Management Company's investment experience dates back to 1929. Our first mutual fund was established in 1938. Headquartered in Philadelphia with an affiliate in London, Delaware provides a full range of mutual fund investments, annuities and retirement plan services. Delaware International Advisers Ltd., our London-based international affiliate, was established in 1990. Delaware Group manages mutual funds with the same time-tested, disciplined strategies demanded by the large public and private pension plans, foundations and endowments that are among our clients. With over 60 years of investment management experience, we have demonstrated our commitment to quality investment management and service. Today, Delaware manages some $27 billion in mutual funds and institutional investment advisory accounts. We measure our success by the financial success and satisfaction of our nearly 500,000 shareholders.

November 27, 1995

Dear Shareholder:

Delaware Fund's latest fiscal year, which ended October 31, 1995, was a rewarding time in both the stock and bond markets, a welcome change from our prior fiscal year. Your Fund, which includes a mix of equities and fixed-incom e securities, provided a competitive total return of +16.26% (capital change plus income based on Class A net asset value) for the period.
         The sharp reduction in long-term interest rates this past year and strong capital appreciation in the stock market helped Delaware Fund achieve its best annual performance since 1991 and a total return that exceeds the Fund's +11.85% average annual total return during the past 10 years.
         Interest rates began declining in December 1994, when the bond and stock markets anticipated the Federal Reserve Board would lower its target for the Federal Funds rate - the rate banks charge each other on overnight loans. The Federal Funds rate was lowered on July 6, 1995, as evidence mounted that the U.S. economy's growth rate was slowing and that inflation remained subdued.
         The stock component of your Fund's portfolio was helped by higher corporate earnings, which have been fueled by both increased productivity and the lower value of the dollar. A weak dollar helps U.S. exporters by making products produced in the U.S. cheaper for foreigners to buy.
         Delaware Fund aims to provide a balance of current income, capital appreciation and principal preservation, and as such is more conservative than funds that invest solely in equities or very long-term bonds. The Fund participated in both the stock and bond market rallies, outperforming the unmanaged Lehman Brothers Intermediate Government Corporate Index while capturing nearly two-thirds of the gains provided by the equities market, as measured by the unmanaged Standard & Poor's 500 Index. As part of the above table, we included the performance of U.S. Treasury Bills to show the more modest return available from what many people consider a "risk-free" investment.


===========================================================================
                                                  Total Return
                                                 --------------
                                                    12 Months
                                                 Ended 10/31/95
Delaware Fund A Class                               +16.26%
---------------------------------------------------------------------------
Lehman Bros. Intermediate
 Government Corporate Index                         +12.54%
Standard & Poor's 500 Index                         +26.41%
Lipper Balanced Fund Average                        +17.98%
90-Day U.S. Treasury Bills                           +5.84%
---------------------------------------------------------------------------
Delaware Fund performance is based on net asset value without effect of the front-end sales charge with all distributions reinvested.
Performance for all Fund Classes can be found on page 7. U.S. Treasury Bills are guaranteed as to principal and interest, unlike shares in a mutual fund, stocks and corporate bonds.
==============================================================================

         Although long-term economic trends remain favorable in our opinion, the sharp and rapid price appreciation of both stocks and bonds during the past year was unusual, and investors should not expect such stellar performance without interruption year after year. Our 57 years of experience managing the Fund through various market cycles has shown us that when stock appreciation is hard to come by, stock dividends and the income generated by bonds take on a much greater role in generating total return.
         The equity portion of the portfolio, managed by George H. Burwell, is invested in companies that have a history of increasing dividends and strong profits. The Fund's bonds are managed by Gary A. Reed, who focuses on intermediate bonds of high quality.
         In the pages that follow, both managers discuss how the Fund is positioned for the coming months as well as our outlook for the stock and bond markets. We thank you for being among the more than 26,000 shareholders who have chosen to invest in the Delaware Group's namesake Fund.


Sincerely,

/s/ Wayne A. Stork
------------------
Wayne A. Stork
Chairman


Portfolio
------------------------------------
Managers'
------------------------------------
Review
------------------------------------

Your Fund achieved its strongest results in four years as falling interest rates and favorable earnings boosted bond and stock prices throughout 1995. As of October 31, 1995, about 62% of your Fund's net assets were made up of dividend-paying stocks, 31% was in bonds and the remainder in cash and other assets about the same ratio as a year ago.
         We believe this ratio has the potential to generate a total return higher than inflation. Dividends on the stocks that comprise the S&P 500 Index have risen an average of 4.7% annually since 1926 compared to an average annual increase in consumer prices of just 3.1%, according to Ibbotson Associates. The average annual total return for bonds since the late 1920s, according to Ibbotson, has ranged from 4.8% for U.S. government bonds to 5.4% for corporate bonds, with nearly all of the return derived from income.

Delaware Fund's Stock Focus
Many of your Fund's consumer growth and financial stocks rose significantly in fiscal 1995, as did issues that were affected by mergers, restructurings and internal efforts to improve productivity, such as those of Lockheed Martin Corp.

============================================================================
                           Stock Portfolio Highlights
                            (As of October 31, 1995)

       Percentage of Net Assets                  61.9%
       Average Price-To-Earnings
          Ratio                                  13.8*
       Median Market Capitalization              $4.8 billion
       Top Sector - Consumer Growth
       Stock Portfolio Annual Return             +22.35%**

 * Based on a consensus of financial analysts estimates for 1996 reported to I/B/E/S.
** Based on equity only performance of Class A shares at net asset value with dividends and capital gains reinvested. For complete Fund performance, see page 7. Effect of 12b-1 fee not included.

==============================================================================

Companies that generated a substantial portion of their earnings from outside the U.S. were helped by the relatively low valuation of the U.S.
dollar.
         As of October 31, nearly three-quarters of your Fund's stock portfolio was composed of large capitalization companies included in the S&P 500 Index. Medium-size and smaller companies comprised the remainder of the stocks we held.
         The table below details how and why we positioned the Fund's stock portfolio in different industry groups relative to the composition of the S&P 500 Index.
         As we research stocks, we look for businesses that can perform reasonably well in most economic environments. We ask whether a company is generating excess cash and reinvesting in the business in a low-risk manner such as an acquisition that increases market share. We then examine the long-term potential for dividend increases.
         In the past year, this critical, objective analysis has led us to several companies whose earnings and growth prospects we believe are bright. One of our largest holdings as of October 31, for example, was Service International, which outperformed the S&P 500 during the year.
         Service International, the world's largest funeral home and cemetery operator, has been reporting strong increases in revenue. Industry consolidation and a generally aging population in Europe and America are creating a long-term need that we believe the Houston-based company is well-positioned to fulfill. Service International's strategy has been to acquire independent funeral homes and consolidate them, increasing efficiency and profits.

==============================================================================
                           Stock Portfolio Composition

                           Weighting
Industry                 Relative to
Group                  S&P 500 Index     Comments
---------------------------------------------------------------------------------------------
Consumer Growth       Greater Than       Strong historic and potential dividend/earnings growth
Capital Goods         Greater Than       High dividends, potential for export sales growth
Basic Industry        Greater Than       High dividends and internal efforts to increase profits
Energy                   Less Than       Slow dividend growth, dividend payout ratio too high
Utilities                Less Than       Limited earnings growth, competition, deregulation
Retailing                Less Than       Earnings hurt by weak consumer spending
Technology               Less Than       Low dividends, stock prices too high relative to earnings

===============================================================================

         In fiscal 1995, the Fund's portfolio did not include many technology stocks, an industry whose share prices generally advanced dramatically. These companies' stocks did not meet a fundamental requirement of the Fund - the payment of a regular dividend and the prospect of better-than-average dividend increases.
         The Fund's investment discipline requires us to avoid or sell a company's shares when its stock price relative to earnings gets too high compared to the average of companies in the S&P 500 Index. Since technology stocks tended to trade at high prices relative to the overall market, this strategy, coupled with the Fund's focus on dividends, steered us away from technology stocks in fiscal 1995.

Delaware Fund's Bond Focus
During the past fiscal year, your Fund's bond portfolio was concentrated on the intermediate segment of the bond market. We consider the Fund's bonds as securities that can help stabilize a shareholder's principal. We are more interested in providing a high level of income consistent with the preservation of principal than in generating capital gains by predicting the direction of interest rates.
         Our holdings consisted primarily of mortgage-related securities issued by government agencies such as the Federal National Mortgage Association and high-quality bonds issued by corporations such as Ford Motor Co.
         Corporate bonds did well during this year and your Fund's bond portfolio benefited from having a larger percentage of corporate bonds than the benchmark Lehman Brothers Intermediate Government Corporate Index (24% in the portfolio vs. 19% in the Index).

============================================================================
                           Bond Portfolio Highlights
                            (As of October 31, 1995)

Percentage of Net Assets                   31.4%
Average Duration                           3.2 years
Average Maturity                           4.9 years
Average Quality                               AAA
Bond portfolio annual return               +12.03%**

** Based only on bond performance using Class A shares at net asset value with distributions reinvested. For complete Fund performance, see page 7. Effect of 12b-1 fee not included.
===============================================================================


         However, mortgage securities, a leading component of the Fund's bond portfolio, did not do as well as other parts of the bond market in 1995 primarily because of concerns that more homeowners would refinance mortgages as interest rates fell. Also, the share of your Fund's portfolio devoted to U.S. Treasuries, which rose sharply in value in the past year, was less than that of the Lehman Brothers Index.
         Hence the +12.03% total return of the fixed-income portion of your Fund's portfolio was modestly less than the +12.54% total return of the unmanaged Lehman Brothers Index for the 12 months ended October 31. The Fund's average duration, 3.2 years, was comparable to that of the Lehman Brothers Index.

         High-quality mortgage and corporate bonds, as opposed to U.S. Treasuries, offer income advantages that we believe have the potential to augment your Fund's performance in the coming months.

Outlook
We believe companies that have demonstrated a consistent and higher-than-average level of earnings growth year after year will perform well in the months ahead. In the past, when U.S. economic growth slowed, these companies - especially consumer growth businesses - have tended to outperform companies such as steel, paper and auto makers whose sales and profits are more dependent on the overall fortunes of the U.S. economy.
         We believe interest rates are more likely to fall further rather than rise in the coming months, which could make the stocks of companies that regularly increase cash dividends more attractive.
         Our interest rate outlook also leads us to conclude that the high quality bonds in your Fund's portfolio have the potential to perform relatively well. Still, we will continue to position the bond component of your Fund in a conservative way, focusing on both high income and long-term principal stability rather than short-term price gains.

(Photo of Gary A. Reed, Senior Portfolio Manager, Fixed-Income and George H. Burwell, Senior Portfolio Manager, Equities.)

         Although income from bonds will fall if interest rates continue to decline, this may be offset by dividend increases among companies in the S&P 500 Index. Corporate profits, measured in terms of earnings per share, have more than doubled in the past five years. Yet, even as profits have risen, the dividend payout ratio - the percentage of profits paid out as dividends has declined sharply since 1991 and is less than 40% of earnings. Although there is no way to know if corporate profits will continue to rise, current trends lead us to believe that many companies have the potential to increase dividends in the future.



/s/ George H. Burwell
-------------------------
George H. Burwell
Senior Portfolio Manager
Equities



/s/ Gary A. Reed
-------------------------
Gary A. Reed
Senior Portfolio Manager
Fixed-Income

Delaware Fund's
-------------------------------------
Performance
-------------------------------------
As you can see from the chart on page 7, an investor who bought $10,000 worth of Delaware Fund A Class shares on October 31, 1985, and reinvested all dividends would have had holdings worth $28,896 as of October 31, 1995.
         The Fund has outperformed the Lehman Brothers Intermediate Government Corporate Bond Index, a broad unmanaged hypothetical portfolio of long-term bonds, over the past 10 years and achieved almost 75% of the total return of the unmanaged Standard & Poor's 500 Index, a broad hypothetical portfolio composed solely of stocks.
         This performance is consistent with the balanced approach of the Fund - investing in stocks as well as U.S. government bonds, mortgage-backed securities and corporate bonds. Moreover, neither the Lehman Brothers nor the S&P 500 Index includes the "real world" costs of buying and selling stocks or operating a mutual fund, and people may not invest directly in an Index.
         This year, we have added the Lehman Brothers Index to our performance illustration. We are using the Lehman Brothers Index, which as of October 31, 1995, had the same average bond duration (3.2 years) as the fixed-income portion of Delaware Fund, along with the S&P 500 Index. We did this so you can see the long-term performance of a portfolio of equities relative to a portfolio that relies solely on fixed-income securities.

                           Delaware Fund Performance
                Average Annual Returns through October 31, 1995

        Class A (Est. 1938)          |             Class B (Est. 1994)
   Average Annual Total Returns      |       Average Annual Total Returns
                                     |
                 Sales Charge        |      Lifetime
             --------------------    |      +12.07%   Excluding Sales Charge
               5.75%        4.75%    |       +8.65%   Including Sales Charge
             -------      -------    |
10 Years     +11.19%      +11.31%    |      One Year
Five Years   +11.76%      +12.00%    |      +15.36%   Excluding Sales Charge
One Year      +9.56%      +10.73%    |      +11.36%   Including Sales Charge

The Fund's performance is compared to that of the S&P 500 Index and the Lehman Brothers Intermediate Government Corporate Index.

Chart assumes $10,000 invested on October 31, 1985, and includes the impact of a 5.75% sales charge and the reinvestment of all dividends and capital gains. Performance of other Classes of Delaware Fund will vary due to differing charges and expenses.

                      Delaware Fund Performance, 1985-1995


                                         Lehman Brothers
                                           Intermediate       Standard &
                     Delaware          Government Corporate    Poor's 500
                   Fund A Class              Index            Stock Index
Oct. '85              $ 9426                 $10000             $10000
Dec. '85               10535                  10545              11236
Dec. '86               11698                  12392              13328
Dec. '87               10976                  12472              14019
Dec. '88               13283                  13417              16331
Dec. '89               16677                  15327              21490
Dec. '90               16597                  16599              20821
Dec. '91               20056                  19286              27137
Dec. '92               22598                  20786              29201
Dec. '93               24720                  23266              32132
Dec. '94               24386                  22450              32568
Oct. '95               28896                  26055              42018


*The upfront sales charge on A Class at the end of the Fund's fiscal year was 5.75%. It was lowered to 4.75% on November 29, 1995. A $10,000 investment on October 31, 1985 would have grown to $29,197 as of October 31, 1995 assuming a 4.75% sales charge and reinvestment of dividends and capital gains.

Delaware Fund's return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results.

Class A returns reflect the effect of the maximum sales charge, reinvestment of all distributions, and a 12b-1 fee of up to 0.30%. The upfront sales charge on A Class shares at the end of the fiscal year was 5.75%. It was lowered to 4.75% on November 29, 1995.

Class B performance reflects the reinvestment of all distributions. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee for eight years. They are subject to a contingent deferred sales charge if redeemed before the end of the sixth year. Lifetime performance "excluding sales charge" assumes the investment was not redeemed. Class B was initially offered on September 6, 1994.

The average annual total returns for Delaware Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +11.91%, +13.21% and +16.50%, respectively, for the 10-, five- and one-year periods ended October 31, 1995. The Institutional Class was initially made available on November 9, 1992. Performance for the Institutional Class for periods prior to this date are based on Class A performance, adjusted to eliminate the sales charge, but not the effect of the 12b-1 distribution fee.

As of November 29, 1995, the Fund also offers Class C shares which have a 1% annual distribution and service fee. A 1% contingent deferred sales charge applies if shares are redeemed within 12 months of purchase. Performance of these shares will differ from the performance shown here.

                      Delaware Fund's Lifetime Performance

                                                                                       Sub-total/
                                                                                       Including        Total Value/
                                                        From Investment/              Capital Gains  Including Dividends
                                                       Initial Investment                 Only         & Capital Gains
                                                       ------------------             -------------  ------------------
Dec. '38 ...............................................     10585                        10855           10855
Dec. '39 ...............................................     10397                        11121           11202
Dec. '40 ...............................................     10245                        11303           11650
Dec. '41 ...............................................      9069                        10090           10893
Dec. '42 ...............................................      9981                        11129           12714
Dec. '43 ...............................................     11088                        13417           16011
Dec. '44 ...............................................     11182                        15433           18303
Dec. '45 ...............................................     14113                        21965           25961
Dec. '46 ...............................................     10553                        20536           23850
Dec. '47 ...............................................      9347                        19208           22791
Dec. '48 ...............................................      8503                        18382           22448
Dec. '49 ...............................................      8931                        20470           25614
Dec. '50 ...............................................     10057                        24371           31413
Dec. '51 ...............................................     10465                        26983           35815
Dec. '52 ...............................................     10779                        29409           39964
Dec. '53 ...............................................      9780                        28009           39230
Dec. '54 ...............................................     13163                        40374           57537
Dec. '55 ...............................................     13799                        45979           65989
Dec. '56 ...............................................     13786                        49808           72064
Dec. '57 ...............................................     10918                        42465           62323
Dec. '58 ...............................................     14969                        62043           92259
Dec. '59 ...............................................     15346                        69944          103339
Dec. '60 ...............................................     13950                        68218          101353
Dec. '61 ...............................................     16478                        87703          129522
Dec. '62 ...............................................     13120                        74367          110177
Dec. '63 ...............................................     14465                        89211          131601
Dec. '64 ...............................................     15434                       103988          151919
Dec. '65 ...............................................     19422                       142733          206360
Dec. '66 ...............................................     18314                       148602          211730
Dec. '67 ...............................................     20743                       202388          277949
Dec. '68 ...............................................     20881                       235473          318533
Dec. '69 ...............................................     15736                       196878          266333
Dec. '70 ...............................................     14843                       194388          271627
Dec. '71 ...............................................     15749                       225794          316191
Dec. '72 ...............................................     15572                       243093          340318
Dec. '73 ...............................................     11056                       175836          254218
Dec. '74 ...............................................      8792                       139829          212936
Dec. '75 ...............................................     11447                       182038          290742
Dec. '76 ...............................................     14742                       234448          389784
Dec. '77 ...............................................     13635                       216845          377701
Dec. '78 ...............................................     13271                       211044          386363
Dec. '79 ...............................................     15648                       248852          478755
Dec. '80 ...............................................     18755                       298262          602731
Dec. '81 ...............................................     19182                       305063          659473
Dec. '82 ...............................................     25422                       404284          939496
Dec. '83 ...............................................     24491                       527343         1083898
Dec. '84 ...............................................     22730                       546680         1110799
Dec. '85 ...............................................     26139                       765326         1461216
Dec. '86 ...............................................     23069                       973470         1622518
Dec. '87 ...............................................     16152                      1045575         1522364
Dec. '88 ...............................................     18629                      1205994         1842283
Dec. '89 ...............................................     22314                      1444586         2313034
Dec. '90 ...............................................     20730                      1381046         2301959
Dec. '91 ...............................................     22188                      1698729         2781707
Dec. '92 ...............................................     23158                      1897347         3134282
Dec. '93 ...............................................     23095                      2094801         3428598
Dec. '94 ...............................................     21673                      2013916         3382262
Oct. '95 ...............................................     25050                      2330672         4014474


An investment in Delaware Fund A Class made on April 25, 1938, would have grown more than four hundred fold through October 31, 1995, if dividends and capital gains were reinvested.

* The performance of Delaware Fund A shown in the chart above includes the effect of a 5.75% up-front sales charge. The maximum up-front sales charge on Delaware Fund A Class was reduced to 4.75% as of November 29, 1995. Based on that 4.75% sales charge, a $10,000 investment would have grown to $4,060,423 during the lifetime period. This chart shows only the performance of Delaware Fund's A Class; performance of the Fund's other Classes will differ from the above performance due to varying sales charges and fees which are described on page 7.

         A $10,000 investment made in Delaware Fund on the first day it was available in 1938, would have been worth more than $4 million as of October 31, 1995. Our point in showing you this powerful illustration is not to suggest that Delaware Fund can make you a millionaire, but to illustrate the potential rewards of patient, long-term investing regardless of the amount one has to invest. Even a $100 investment in Delaware Fund during its lifetime period would have grown to over $40,000, more than a year's pay for many Americans.
         You can also see from the chart how much of an impact the continuous reinvestment of dividends and capital gains can have on an investment. As a result of the power of long-term compounding, annual dividends alone from the $10,000 investment shown above would have been more than $100,000 in fiscal 1995.
         Though past performance is not a guarantee of future results, Delaware Fund's performance shows that people with the time and patience to ride out the ups and downs of a portfolio that includes stocks, have the potential to build substantial wealth over the long term.

Financial
--------------------------------------------------------------------
Statements
--------------------------------------------------------------------

Delaware Group Delaware Fund
Statement of Net Assets
October 31, 1995

                                                    Number        Market
                                                   of Shares      Value
COMMON STOCK - 61.51%
Aerospace & Defense - 4.91%
AlliedSignal .............................         134,000     $ 5,695,000
GenCorp ..................................         300,000       3,150,000
General Motors Class H ...................         130,800       5,493,600
Lockheed Martin ..........................         152,100      10,361,813
Rockwell International ...................         113,000       5,028,500
                                                               -----------
                                                                29,728,913
                                                               -----------
Automobiles & Automotive Parts - 1.05%
Armor All Products .......................          96,000       1,608,000
Danaher ..................................         153,400       4,755,400
                                                               -----------
                                                                 6,363,400
                                                               -----------
Banking, Finance & Insurance - 2.69%
Bank of New York .........................          91,000       3,822,000
Equitable of Iowa ........................          59,500       2,082,500
Federal Home Loan ........................          60,300       4,175,775
Federal National Mortgage ................          39,050       4,095,369
MBNA......................................          56,700       2,090,813
                                                               -----------
                                                                16,266,457
                                                               -----------
Buildings & Materials - 0.73%
Foster Wheeler ...........................         117,500       4,406,250
                                                               -----------
                                                                 4,406,250
                                                               -----------
Cable, Media, & Publishing - 1.33%
American Greetings Class A................         254,600       8,035,813
                                                               -----------
                                                                 8,035,813
                                                               -----------
Chemicals - 4.76%
Air Products & Chemicals .................          94,000       4,852,750
duPont (EI) deNemours ....................          72,000       4,491,000
Loctite ..................................         210,000       9,922,500
Praxair ..................................         280,700       7,578,900
RPM ......................................         100,400       1,951,525
                                                               -----------
                                                                28,796,675
                                                               -----------
Computers & Technology - 1.71%
Reynolds & Reynolds.......................         291,600      10,388,250
                                                               -----------
                                                                10,388,250
                                                               -----------
Consumer Products - 1.66%
Procter & Gamble..........................         124,000      10,044,000
                                                               -----------
                                                                10,044,000
                                                               -----------
Electronics & Electrical - 3.35%
Diebold ..................................         112,425       5,958,525
General Electric .........................         143,200       9,057,400
Teleflex .................................         124,300       5,267,213
                                                               -----------
                                                                20,283,138
                                                               -----------

                                                    Number        Market
                                                   of Shares      Value
COMMON STOCK (Continued)
Energy - 5.30%
Imperial Oil Limited .......................        106,000     $3,869,000
Kerr-McGee .................................        115,000      6,339,375
Royal Dutch Petroleum ADR ..................         62,600      7,691,975
Sonat ......................................        164,100      4,717,875
TOTAL S.A. ADR .............................        147,223      4,545,510
Unocal .....................................        188,200      4,940,250
                                                               -----------
                                                                32,103,985
                                                               -----------
Environmental Services - 1.84%
WMX Technologies .........................          396,000     11,137,500
                                                               -----------
                                                                11,137,500
                                                               -----------
Farming & Agriculture - 2.58%
ConAgra ..................................          404,000     15,604,500
                                                               -----------
                                                                15,604,500
                                                               -----------
Food, Beverage & Tobacco - 4.61%
Philip Morris .............................         235,000     19,857,500
RJR Nabisco Holdings ......................         193,520      5,950,740
Sbarro ....................................         100,000      2,087,500
                                                               -----------
                                                                27,895,740
                                                               -----------
Healthcare & Pharmaceuticals - 6.66%
Abbott Laboratories ......................          142,300      5,656,425
Rite Aid .................................          300,400      8,110,800
Schering-Plough ..........................          164,600      8,826,675
SmithKline Beecham ADR Unit ..............          210,200     10,904,125
United Healthcare ........................          128,400      6,821,250
                                                               -----------
                                                                40,319,275
                                                               -----------
Real Estate - 3.74%
Associated Estates Realty ................          122,400      2,509,200
Developers Diversified Realty ............          205,500      5,856,750
Health Care Property Investors ...........          167,000      5,657,125
Nationwide Health Properties .............          114,900      4,725,263
Storage Trust Realty .....................           45,200        887,050
Sun Communities ..........................          121,700      3,027,288
                                                               -----------
                                                                22,662,676
                                                               -----------
Retail - 3.35%
American Stores ..........................          187,900      5,613,513
Limited ..................................          179,900      3,305,663
May Department Stores ....................          163,500      6,417,375
Storage USA ..............................           54,000      1,579,500
Wal-Mart Stores ..........................          157,200      3,399,450
                                                               -----------
                                                                20,315,501
                                                               -----------
Utilities - 5.37%
ALLTEL ....................................         242,700      7,432,688
CMS Energy ................................         305,000      8,425,625
Illinova ..................................         239,000      6,781,625
SCEcorp ...................................         280,000      4,760,000
Tele Danmark ADR ..........................         194,700      5,086,538
                                                               -----------
                                                                32,486,476
                                                               -----------
Miscellaneous - 5.87%
Service International ....................          308,000     12,358,500
Tomkins plc ADR ..........................          270,000      4,252,500

                                                     Number        Market
                                                    of Shares      Value
 COMMON STOCK (Continued)
 Miscellaneous (Continued)
 Tyco International........................          311,200    $18,905,400
                                                                -----------
                                                                 35,516,400
                                                                -----------
 Total Common Stock
  (cost $317,850,475)......................                     372,354,949
                                                                -----------

 CONVERTIBLE PREFERRED STOCK - 0.41%
 Freeport-McMoRan Copper & Gold
  5.00% pfd cv.............................          103,400      2,468,675
                                                                -----------
 Total Convertible Preferred Stock
  (cost $2,299,511)........................                       2,468,675
                                                                -----------

                                                  Principal
                                                    Amount
 CORPORATE BONDS - 9.61%
 Allstate 5.875% 06/15/98 .................       $4,120,000      4,078,800
 Aristar 8.125% 12/01/97  .................        1,145,000      1,192,231
 Capital One Bank 6.66% 08/17/98 ..........        3,060,000      3,094,425
 Celulosa Arauco 7.25% 06/11/98  ..........        1,750,000      1,758,750
 Columbia/HCA Healthcare
  8.70% 02/10/2010 ........................        3,050,000      3,534,188
 Dean Witter Discover
  6.25% 03/01/2000 ........................        2,000,000      1,997,740
*Financira Energetic Nacional
  9.00% 11/08/99 ..........................        2,000,000      2,050,000
 Ford Motor Credit Global
  6.25% 11/08/2000 ........................        4,015,000      4,004,963
 General Motors Acceptance Corporation
 Medium-Term Note
  5.75% 03/03/99 ..........................          990,000        972,675
 General Motors Acceptance Corporation
  8.375% 05/01/97 .........................          965,000        996,363
 HF Ahmanson & Company
  6.35% 09/01/98 ..........................        3,735,000      3,753,675
 MBNA 6.875% 10/01/99 .....................        1,240,000      1,267,900
*Nationwide Mutual Insurance
  9.875% 02/15/2025 .......................        2,000,000      2,280,000
 Noranda 8.125% 06/15/2004 ................        3,635,000      3,943,975
 Pep Boys 7.00% 06/01/2005 ................        3,940,000      4,004,025
 RJR Nabisco 8.30% 04/15/99 ...............        1,000,000      1,061,250
 RJR Nabisco 6.80% 09/01/2001 .............        1,000,000      1,011,250
 Southwest Airlines
  7.875% 09/01/2007 .......................        2,750,000      2,935,625
 Standard Credit Card
  7.25% 04/07/2008 ........................        2,740,000      2,876,178
 Tektronix 7.50% 08/01/2003 ...............        2,300,000      2,346,000
 Thailand Kingdom Medium-Term Note
  7.07% 09/30/2013 ........................        2,655,000      2,542,163
 Transamerica Financial Medium-Term Note
  8.08% 11/04/99 ..........................        3,785,000      4,012,100
 VF Corp. 9.50% 05/01/2001 ................        2,175,000      2,490,375
                                                                -----------
 Total Corporate Bonds
  (cost $55,913,095) ......................                      58,204,651
                                                                -----------

                                                 Principal        Market
                                                   Amount         Value
ASSET-BACKED SECURITIES - 4.59%
ADVANTA 5.95% 05/25/2009 .................      $ 1,410,422    $ 1,367,420
American Finance Home Equity
 Series 94-2 A1 6.95% 06/25/2024 .........        2,698,305      2,712,066
 Series 94-5 A 7.20% 02/15/2008 ..........          709,873        718,533
 Series 94-1 A 7.50% 03/15/2007 ..........          854,748        872,612
 Series 91-1 A 8.00% 07/25/2006 ..........          674,112        691,369
Case Equipment Loan Trust
 Series 95-B A3 6.15% 09/15/2002 .........        4,440,000      4,449,324
Dayton Hudson Credit Card Master Trust
 Series 95-1A 6.10% 02/25/2002 ...........        3,525,000      3,536,985
Olympic Automobile Receivables Trust
 Series 95-B A2 7.35% 10/15/2001 .........        4,146,921      4,220,736
OSCC Home Equity Loan Trust
 6.025% 06/15/2008 .......................        1,498,486      1,467,557
Premier Auto Trust
 Series 93-3 A3 4.90% 12/15/98 ...........        3,233,452      3,201,118
World Omni Automobile Lease
 Securitization Trust
 Series 95-A 6.05% 11/25/2001 ............        2,200,000      2,202,063
 Series 94-BA 7.95% 01/25/2001 ...........        2,310,000      2,369,367
                                                               -----------
Total Asset-Backed Securities
 (cost $27,556,695) ......................                      27,809,150
                                                               -----------

COLLATERALIZED MORTGAGE
 OBLIGATIONS - 2.20%
Federal Deposit Insurance Corporation
 REMIC Trust
 Series 94-C1 2A2 7.85%
 09/25/2025 ..............................        3,725,000      3,800,664
Federal Home Loan Mortgage Corporation
 Series 1666-E 6.00% 12/15/2019 ..........        3,380,000      3,310,992
Paine Webber CMO Trust
 9.00% 03/20/97 ..........................          539,789        541,294
Resolution Trust Corporation
 Series 95-C1 A2B 6.55%
 02/25/2027 ..............................        3,900,000      3,890,250
Travelers Mortgage Securities Corporation
 12.00% 03/01/2014 .......................        1,583,229      1,777,175
                                                               -----------
Total Collateralized Mortgage Obligations
 (cost $13,230,340) ......................                      13,320,375
                                                               -----------

GOVERNMENT AGENCY NOTES - 0.95%
Federal Home Loan Bank Global Note
 6.125% 08/05/96 .........................        5,740,000      5,767,035
                                                               -----------
Total Government Agency Notes
 (cost $5,712,197) .......................                       5,767,035
                                                               -----------

MORTGAGE-BACKED SECURITIES - 10.74%
Federal Home Loan Mortgage Corporation
 6.00% 02/01/2001 ........................        1,372,641      1,355,912
Federal Home Loan Mortgage Corporation
 8.50% 9/1/08 to 6/1/14 ..................        2,805,563      2,921,403
Federal National Mortgage Association
 6.50% 2/1/10 to 2/1/24 ..................        7,649,540      7,473,864

                                                 Principal        Market
                                                   Amount         Value
MORTGAGE-BACKED SECURITIES
 (Continued)
Federal National Mortgage Association
 7.00% 6/1/09 to 7/1/17 ..................      $11,132,647    $11,205,979
Federal National Mortgage Association
 7.50% 05/01/2007 ........................        3,349,805      3,418,895
Federal National Mortgage Association
 8.00% 12/1/09 to 9/1/16 .................        7,401,033      7,631,120
Federal National Mortgage Association
 8.50% 11/01/2009 ........................        2,590,151      2,692,947
Federal National Mortgage Association
 9.50% 2/1/17 to 2/1/25 ..................        7,024,443      7,420,669
Government National Mortgage Association
 6.50% 02/15/2024 ........................        3,436,482      3,343,053
Government National Mortgage Association
 7.50% 2/15/23 to 5/15/23 ................        4,811,472      4,882,141
Government National Mortgage Association
 9.00% 11/15/17 to 6/15/21 ...............       11,527,270     12,187,132
Government National Mortgage Association
 10.00% 11/15/16 to 5/15/19 ..............          390,023        428,595
Government National Mortgage Association
 12.50% 12/15/2010 .......................           47,964         55,324
                                                               -----------
Total Mortgage-Backed Securities
 (cost $64,107,545) ......................                      65,017,034
                                                               -----------

U.S. TREASURY OBLIGATIONS - 3.27%
U.S. Treasury Notes 4.375% 08/15/96 ......        5,305,000      5,257,520
U.S. Treasury Notes
 6.375% 01/15/2000 .......................        1,100,000      1,124,002
U.S. Treasury Notes
 6.375% 08/15/2002 .......................        2,660,000      2,731,022
U.S Treasury Notes 6.50% 05/15/2005               3,700,000      3,830,055
U.S.Treasury Notes
 6.875% 04/30/97 .........................        3,665,000      3,731,740
U.S Treasury Notes 7.75% 11/30/99 ........        2,250,000      2,408,062
U.S Treasury Notes 8.75% 10/15/97 ........          650,000        687,271
                                                               -----------
Total U.S. Treasury Obligations
 (cost $19,475,622) ......................                      19,769,672
                                                               -----------

REPURCHASE AGREEMENTS - 6.01%
With Chase Manhattan Bank
 5.83% 11/1/95 (dated 10/31/95,
 collateralized by $12,291,000 U.S.
 Treasury Notes 5.625% due 6/30/97,
 market value $12,517,866) ...............       12,201,000     12,201,000
With J.P. Morgan Securities
 5.85% 11/1/95 (dated 10/31/95,
 collateralized by $11,634,000 U.S.
 Treasury Notes 6.875% due 7/31/99,
 market value $12,248,079) ...............       12,004,000     12,004,000
With PaineWebber 5.83% 11/1/95
 (dated 10/31/95, collateralized by
 $12,254,000 U.S. Treasury Notes
 6.00% due 8/31/97, market value
 $12,448,316) ............................       12,186,000     12,186,000
                                                               -----------
Total Repurchase Agreements
 (cost $36,391,000) ......................                      36,391,000
                                                               -----------

                                                                  Market
                                                                  Value
TOTAL MARKET VALUE OF SECURITIES
 OWNED - 99.29% (cost $542,536,480) .......................   $601,102,541
RECEIVABLES AND OTHER ASSETS
 NET OF LIABILITIES - 0.71% ...............................      4,270,274
                                                              ------------
NET ASSETS APPLICABLE TO 30,344,833 SHARES
 ($1 PAR VALUE) OUTSTANDING - 100.00% .....................   $605,372,815
                                                              ============

NET ASSET VALUE - DELAWARE FUND A CLASS
 ($493,242,561 / 24,730,846 SHARES) .............................   $19.94
                                                                    ======
NET ASSET VALUE - DELAWARE FUND B CLASS
 ($3,382,975 / 170,037 SHARES) ..................................   $19.90
                                                                    ======
NET ASSET VALUE - DELAWARE FUND INSTITUTIONAL CLASS
 ($108,747,279 / 5,443,950) .....................................   $19.98
                                                                    ======
------------------
*Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Components of Net Assets at October 31, 1995:
Common stock, $1 par value, 200,000,000 shares authorized
 to the Delaware Fund .....................................   $510,786,787
Accumulated undistributed income:
 Net investment income ....................................      3,693,045
 Net realized gain on investments .........................     32,326,922
 Net unrealized appreciation of investments ...............     58,566,061
                                                              ------------
Total net assets ..........................................   $605,372,815
                                                              ============
                             See accompanying notes

Delaware Group Delaware Fund
Statement of Operations
Year Ended October 31, 1995

INVESTMENT INCOME:
Interest .................................    $15,717,149
Dividends ................................     10,036,736      $25,753,885
                                              -----------

EXPENSES:
Management fees ($2,953,762) and
 directors' fees ($16,336) ...............      2,970,098
Dividend disbursing and transfer agent
 fees and expenses .......................        996,616
Distribution expenses ....................        859,369
Salaries .................................        144,466
Reports to shareholders ..................        111,651
Custodian fees ...........................         63,129
Federal and state registration fees ......         46,566
Taxes, other than taxes on income ........         33,831
Professional fees ........................         31,649
Other ....................................        125,676        5,383,051
                                               ----------      -----------
NET INVESTMENT INCOME ....................                      20,370,834
                                                               -----------

NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS:
Net realized gain from
 security transactions ...................                      33,206,692
Net unrealized appreciation of
 investments during the period ...........                      33,674,467
                                                               -----------
NET REALIZED AND UNREALIZED
 GAIN ON INVESTMENTS: ....................                      66,881,159
                                                               -----------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ...............                     $87,251,993
                                                               ===========

COMPUTATION OF NET ASSET VALUE AND OFFERING
 PRICE - DELAWARE FUND A CLASS:
Net asset value per share (A) .............................         $19.94
Sales charges (5.75% of offering price, or 6.12% of amount
 invested per share) (B) ..................................           1.22
                                                                    ------
Offering price ............................................         $21.16
                                                                    ======
-----------------
(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more and purchase options not including the payment of a front-end sales charge. Effective November 29, 1995, the maximum sales charge was reduced from 5.75% to 4.75%. At 4.75%, the sales charge would have been $0.99 resulting in an offering price of $20.93.

                             See accompanying notes

Delaware Group Delaware Fund
Statements of Changes in Net Assets

                                                   Year Ended       Year Ended
                                                    10/31/95         10/31/94
OPERATIONS:
Net investment income ......................      $ 20,370,834     $ 18,679,911
Net realized gain from
 security transactions .....................        33,206,692        7,247,608
Net appreciation (depreciation)
 during the period .........................        33,674,467      (16,013,608)
                                                  ------------     ------------
Net increase in net assets
 resulting from operations .................        87,251,993        9,913,911
                                                  ------------     ------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
 Delaware Fund A Class .....................       (15,844,023)     (15,343,261)
 Delaware Fund B Class .....................           (47,613)          (3,727)
 Delaware Fund Institutional Class .........        (3,528,785)      (2,958,346)
Net realized gain from security transactions:
 Delaware Fund A Class .....................        (6,294,837)     (29,288,645)
 Delaware Fund B Class .....................           (11,657)           --
 Delaware Fund Institutional Class .........        (1,332,622)      (4,503,721)
                                                  ------------     ------------
                                                   (27,059,537)     (52,097,700)
                                                  ------------     ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
 Delaware Fund A Class .....................        28,758,712       28,724,526
 Delaware Fund B Class .....................         2,646,689          567,201
 Delaware Fund Institutional Class .........        24,654,943       34,025,403
Net asset value of shares issued upon
 reinvestment of dividends from net
 investment income and net realized
 gain on security transactions
 Delaware Fund A Class .....................        16,717,134       34,242,339
 Delaware Fund B Class .....................            57,857            3,714
 Delaware Fund Institutional Class .........         4,844,558        7,450,202
                                                  ------------     ------------
                                                    77,679,893      105,013,385
                                                  ------------     ------------
Cost of shares repurchased:
 Delaware Fund A Class .....................       (57,791,089)     (78,055,142)
 Delaware Fund B Class .....................          (115,464)          --
 Delaware Fund Institutional Class                 (25,224,771)     (13,722,666)
                                                  ------------     ------------
                                                   (83,131,324)     (91,777,808)
                                                  ------------     ------------
Increase (decrease) in net assets
 derived from capital share
 transactions ..............................        (5,451,431)      13,235,577
                                                  ------------     ------------
NET INCREASE (DECREASE) IN
 NET ASSETS ................................        54,741,025      (28,948,212)

NET ASSETS:
Beginning of period ........................       550,631,790      579,580,002
                                                  ------------     ------------
End of period (including undistributed
 net investment income of $3,693,045
 and $2,742,632, respectively) .............      $605,372,815     $550,631,790
                                                  ============     ============

                             See accompanying notes

Delaware Group Delaware Fund
Notes to Financial Statements
October 31, 1995

Delaware Group Delaware Fund, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Company currently offers two Series, Delaware Fund (the "Fund") and Devon Fund (formerly known as Dividend Growth Fund). The Company is organized as a Maryland corporation. As of October 31, 1995, the Fund offered three classes of shares. Effective November 29, 1995, the Fund began offering a fourth class of shares. This class is known as Delaware Fund C Class.

1. Significant Accounting Policies
The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund for financial statement preparation:

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service when such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses and gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities.

Certain fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of the Fund's average net assets.

2. Investment Management and Distribution Agreements
In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, a fee which is calculated daily at the annual rate of 0.60% on the first $100 million of average daily net assets of the Fund, 0.525% on the next $150 million, 0.50% on the next $250 million and 0.475% on the average daily net assets over $500 million, less fees paid to the independent directors. At October 31, 1995, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $258,744.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of A Class and 1.00% of the average daily net assets of B Class. No distribution expenses are paid by the Institutional Class. At October 31, 1995, the Fund had a liability for distribution fees and other expenses payable to DDLP of $15,481. For the year ended October 31, 1995, the Fund paid DDLP $73,817 for commissions earned on sales of Delaware Fund A Class shares.

The Fund has engaged Delaware Service Company Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. For the year ended October 31, 1995, the Fund has expensed $996,616 for these services. At October 31, 1995, the Fund had a liability for such fees and other expenses payable to DSC for $12,038.

Certain officers of the Investment Manager are officers, directors, and/or employees of the Fund. These officers, directors, and employees are paid no compensation by the Fund.

On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DMC, DDLP and DSC, through a merger transaction (the "Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC, DDLP or DSC have heretofore conducted their relationship with the Fund.

3. Investments
During the year ended October 31, 1995, the Fund made purchases of $452,047,553 and sales of $493,867,650 of investment securities other than U.S. government securities and temporary cash investments.

At October 31, 1995, unrealized appreciation for federal income tax purposes aggregated $58,520,542 of which $60,626,657 related to unrealized appreciation of securities and $2,106,115 related to unrealized depreciation of securities.

The realized gain for federal income tax purposes was $32,806,568 for the year ended October 31, 1995.

On October 31, 1995, the Fund had a receivable for investment securities sold of $6,731,183 and a payable for investment securities purchased of $4,001,751.

4. Capital Stock
Transactions in capital stock shares were as follows:

                                                  Year Ended     Year Ended
                                                   10/31/95       10/31/94
Shares sold:
 Delaware Fund A Class ......................     1,589,185      1,561,930
 Delaware Fund B Class ......................       141,318         31,368
 Delaware Fund Institutional Class ..........     1,324,391      1,850,567

Shares issued upon reinvestment of
 dividends from net investment income
 and net realized gain on security
 transactions:
 Delaware Fund A Class .....................        925,046      1,883,180
 Delaware Fund B Class .....................          3,127            207
 Delaware Fund Institutional Class .........        268,511        410,140
                                                 ----------     ----------
                                                  4,251,578      5,737,392
                                                 ----------     ----------
Shares repurchased:
 Delaware Fund A Class .....................     (3,123,004)    (4,229,098)
 Delaware Fund B Class .....................         (5,983)        --
 Delaware Fund Institutional Class .........     (1,363,009)      (750,002)
                                                 ----------     ----------
                                                 (4,491,996)    (4,979,100)
                                                 ----------     ----------
 Net increase (decrease) ...................       (240,418)       758,292
                                                 ==========     ==========

5. Securities Lending
The market value of securities on loan to broker/dealers at October 31, 1995, was $70,309,108 for which the Fund received cash collateral of $72,660,759.

6. Lines of Credit
The Fund has a committed line of credit for $10,000,000. No amount was outstanding at October 31,1995, or at any time during the last fiscal year.

7. Concentration of Credit Risk
The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Prepayment of these loans may shorten the stated maturity of the respective obligation and may result in a loss of premium, if any has been paid.

The Fund may invest up to 10% of its total assets in illiquid securities which includes securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect the Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities. These securities have been denoted in the Statement of Net Assets.

8. Financial Highlights
    Selected data for each share of the Fund outstanding throughout each period were as follows:


                                                                                           Delaware Fund A Class
                                                                       -------------------------------------------------------------
                                                                                           Year Ended October 31,
                                                                         1995         1994          1993         1992         1991
Net asset value, beginning of period ...............................   $18.000      $19.430       $18.720      $18.810      $16.190

Income from investment operations:
  Net investment income ............................................     0.664        0.615         0.631        0.660        0.757
  Net realized and unrealized gain (loss) from security transactions     2.156       (0.285)        1.509        1.490        3.033
                                                                       -------      -------       -------      -------      -------
  Total from investment operations .................................     2.820        0.330         2.140        2.150        3.790

Less distributions:
  Dividends from net investment income .............................    (0.630)      (0.600)       (0.660)      (0.700)      (0.880)
  Distributions from net realized gain on security transactions ....    (0.250)      (1.160)       (0.770)      (1.540)      (0.290)
                                                                       -------      -------       -------      -------      -------
  Total distributions ..............................................    (0.880)      (1.760)       (1.430)      (2.240)      (1.170)
                                                                       -------      -------       -------      -------      -------
Net asset value, end of period .....................................   $19.940      $18.000       $19.430      $18.720      $18.810
                                                                       =======      =======       =======      =======      =======

Total return (1)....................................................     16.26%        1.80%        11.91%       12.37%       24.32%

Ratios/supplemental data:
  Net assets, end of period (000 omitted) ..........................  $493,243     $456,074      $507,528     $487,343     $453,449
  Ratio of expenses to average net assets ..........................      0.97%        0.97%         0.89%        0.79%(5)     0.71%
  Ratio of net investment income to average net assets .............      3.55%        3.31%         3.27%        3.64%        4.29%
  Portfolio turnover ...............................................        94%         142%          160%         144%         212%

                                                                          Delaware Fund                  Delaware Fund
                                                                             B Class                  Institutional Class
                                                                     -------------------        --------------------------------
                                                                      Year        9/6/94(2)  |     Year        Year      11/09/92(3)
                                                                      Ended         to       |     Ended       Ended         to
                                                                     10/31/95    10/31/94    |   10/31/95    10/31/94    10/31/93
Net asset value, beginning of period. . . . . . . . . . . . . . . .   $17.980     $18.340    |   $18.030     $19.460     $18.820
                                                                                             |
Income (loss) from investment operations:                                                    |
  Net investment income. . . . . . . . . . . . . . . . . . . . . . .    0.567       0.070    |      0.694       0.653       0.632
  Net realized and unrealized gain (loss) from security transactions    2.113      (0.280    |      2.166      (0.293)      1.438
                                                                      -------     -------    |    -------     -------     -------
  Total from investment operations . . . . . . . . . . . . . . . . .    2.680      (0.210)   |      2.860       0.360       2.070
                                                                      -------     -------    |    -------     -------     -------
                                                                                             |
Less distributions:                                                                          |
  Dividends from net investment income . . . . . . . . . . . . . . .   (0.510)     (0.150)   |     (0.660)     (0.630)     (0.660)
  Distributions from net realized gain on security transactions. . .   (0.250)       none    |     (0.250)     (1.160)     (0.770)
                                                                      -------     -------    |    -------     -------     -------
  Total distributions. . . . . . . . . . . . . . . . . . . . . . . .   (0.760)     (0.150)   |     (0.910)     (1.790)     (1.430)
                                                                      -------     -------    |    -------     -------     -------
Net asset value, end of period . . . . . . . . . . . . . . . . . . .  $19.900     $17.980    |    $19.980     $18.030     $19.460
                                                                      =======     =======    |    =======     =======     =======
                                                                                             |
Total return(4). . . . . . . . . . . . . . . . . . . . . . . . . . .    15.36%      (1.14%)  |      16.50%       1.96%      11.76%
                                                                                             |
Ratios/supplemental data:                                                                    |
  Net assets, end of period (000 omitted). . . . . . . . . . . . . .   $3,383        $568    |   $108,747     $93,990     $72,052
  Ratio of expenses to average net assets. . . . . . . . . . . . . .     1.79%       1.81%   |       0.79%       0.81%       0.77%
  Ratio of net investment income to average net assets . . . . . . .     2.73%       2.47%   |       3.73%       3.47%       3.39%
  Portfolio turnover . . . . . . . . . . . . . . . . . . . . . . . .       94%        142%   |         94%        142%        160%

------------------
1 Does not include maximum sales charge that is or was in effect nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.
2 Date of initial public offering; ratios have been annualized and total return has not been annualized.
3 Date of initial public offering; ratios and total return have been annualized. 4 Does not include contingent deferred sales charge which varies from 1%-4%
  depending upon the holding period for Delaware Fund B Class.
5 Includes 12b-1 distribution expenses effective June 1, 1992.

Delaware Group Delaware Fund, Inc.
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Delaware Fund, Inc. - Delaware Fund

We have audited the accompanying statement of net assets of Delaware Group Delaware Fund, Inc. - Delaware Fund as of October 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Delaware Fund, Inc. - Delaware Fund at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                             Ernst & Young  LLP

Philadelphia, Pennsylvania
December 1, 1995

-------------------------------------------------------------------------------

A Report on Delaware Fund's Annual Meeting

At an annual meeting of shareholders held on March 29, 1995, the following matters were submitted for shareholder vote: the election of directors, the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund and the approval of a new investment management agreement. The new investment management agreement was proposed in connection with the April 3, 1995, merger of Delaware Management Holdings, Inc. (the parent of Delaware Management Company, Inc.) and a subsidiary of Lincoln National Corporation. Whenever there is a change in control of an investment manager, the Investment Company Act of 1940 requires shareholders to vote on a new investment management agreement.

Below are the names of each director elected at the meeting as well as the results of the other matters voted on by shareholders.

                                                 Number of Votes*
                                   -------------------------------------------
                                      For        Against/Withheld  Abstentions
  Election of Directors:**
      Wayne A. Stork               21,303,756        475,115            --
      Walter P. Babich             21,306,432        472,439            --
      Anthony D. Knerr             21,293,293        485,578            --
      Ann R. Leven                 21,305,253        473,618            --
      W. Thacher Longstreth        21,301,501        477,370            --
      Charles E. Peck              21,306,356        472,515            --

  Approval of the New
      Investment Management
      Agreement                    19,910,466        536,627          793,448
  Selection of Ernst & Young LLP
      as Independent Auditors**    17,668,238        117,575        3,993,057

 * Please note that the results of this meeting were not audited by Ernst & Young LLP.
** Voted upon by all shareholders of Delaware Group Delaware Fund, Inc.

This annual report is for the information of Delaware Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. Summary investment results are documented in the Fund's current Statement of Additional Information.

When used with prospective investors after December 31, 1995, this report must be accompanied by a Delaware Fund Performance Update for the most recently completed calendar quarter. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Board
------------------------------------------
Members
------------------------------------------
Wayne A. Stork
Chairman, Delaware Group of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
Vice Chairman, Packquisition Corp.
Philadelphia, PA

Charles E. Peck
Secretary of Enterprise Homes, Inc.
Fredericksburg, VA
former Chairman and CEO
The Ryland Group, Inc.
Columbia, MD

Affiliated
------------------------------------------
Officers
------------------------------------------
George M. Chamberlain, Jr.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

Keith E. Mitchell
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

David K. Downes
Senior Vice President, Chief Financial Officer and
Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA

Delaware Group
------------------------------------------
of Funds
------------------------------------------

For Growth of Capital
Trend Fund
DelCap Fund
Value Fund

For Total Return
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

For Global Diversification
International Equity Fund
Global Assets Fund
Global Bond Fund

For Current Income
Delchester Fund
U.S. Government Fund
Limited-Term Government Fund

For Tax-Free Current Income
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
Tax-Free Pennsylvania Fund

Money Market Funds
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

Closed-End Equity/Income*
Dividend and Income Fund
Global Dividend and Income Fund

This report must be preceded or accompanied by a current Delaware Fund prospectus. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

* Delaware Group Dividend and Income Fund and Delaware Group Global Dividend and Income Fund purchases can be made through any registered broker.

Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, are not obligations of or deposits of any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

Investment Manager
Delaware Management Company, Inc.
Philadelphia

International Affiliate
Delaware International Advisers Ltd.
London

National Distributor
Delaware Distributors, L.P.
Philadelphia

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682
Nationwide (800) 523-4640

Securities Dealers Only
Nationwide (800) 362-7500

Copy Rights Delaware Distributors, L.P.

Printed in the U.S.A. on recycled paper.

AR-002[10/95]TKO12/95

(LOGO)

1995
Annual                        ----------------------------
Report                        DELAWARE
                              GROUP
                              DEVON
                              FUND
                              ----------------------------





[PHOTO OF VARIOUS PHILADELPHIA HISTORICAL SITES.]




A Tradition of Sound Investing Since 1929



               DELAWARE
               GROUP
               --------
               Philadelphia * London

Devon Fund
-----------------
Investment
-----------------
Objective
-----------------



To seek current income and capital appreciation.


[PHOTO OF VARIOUS PHILADELPHIA HISTORICAL SITES.]







About Our Cover
---------------

Headquartered in Philadelphia, Pennsylvania, Delaware Group shares in the tradition of a city built on the vision of opportunity. Amidst the city's historic sites, symbolic of our nation's freedom and prosperity, Delaware Group provides both individual and institutional investors with a conservative, disciplined approach to money management.












Delaware Group
-----------------
A Tradition of
-----------------
Sound Investing
-----------------



Delaware Management Company's investment experience dates back to 1929. Our first mutual fund was established in 1938. Headquartered in Philadelphia with an affiliate in London, Delaware provides a full range of mutual fund investments, annuities and retirement plan services. Delaware International Advisers Ltd., our London-based international affiliate, was established in 1990.

         Delaware Group manages mutual funds with the same time-tested, disciplined strategies demanded by the large public and private pension plans, foundations and endowments that are among our clients. With over 60 years of investment management experience, we have demonstrated our commitment to quality investment management and service.

         Today, Delaware manages some $27 billion in mutual funds and institutional investment advisory accounts. We measure our success by the financial success and satisfaction of our nearly 500,000 shareholders.

November 29, 1995



Dear
-----------------
Shareholder:
-----------------

Your Fund achieved a very positive +21.98% total return (capital change plus income based on net asset value) for the 12 months ended October 31, 1995, a period of exception-ally strong capital appreciation for the stock market.

         Devon Fund - known as Dividend Growth Fund until we renamed it this past August - has outperformed the average of its 409 growth and income-oriented peers for both the latest fiscal year and for the 22-month period the Fund has been operating, as you can see to the right.

         During the past fiscal year, Devon Fund has benefited from favorable economic and financial market conditions, namely a sharp reduction in interest rates in calendar 1995, and the fact that many companies in the Fund's portfolio have had strong earnings. The performance of consumer growth stocks helped us do better than the average of our peers in the past year.

         Interest rates began to fall in the spring, amid a slowdown in the U.S. economy's growth rate, reduced expectations for inflation and an anticipated shift in Federal Reserve Board policy. The Fed lowered the Federal Funds rate - the rate banks charge each other for overnight loans - on July 6.

         In 1995, higher corporate earnings have been fueled by productivity growth, lower long-term financing costs for businesses and a decline in the value of the U.S. dollar, which can help U.S. exporters by making products cheaper for foreigners to buy.

         In the five years ended October 31, 1995, the unmanaged Standard & Poor's 500 Index has more than doubled as several trends have unfolded: our country's banks have returned to health, long-term interest rates reached generational lows as inflation ebbed, and U.S. industry revitalized itself by scaling back debt and boosting productivity through technology and changes in the work place.


-----------------------------------------------------------------------
                                                    Total Return
                                             12 months        Since
                                               Ended        Inception
                                             10/31/95     on 12/29/93

Devon Fund A Class                           +21.98%        +33.26%
-----------------------------------------------------------------------
Lipper Growth &
  Income Fund Average                        +20.23%        +22.44%
Standard & Poor's 500 Index                  +26.41%        +30.58%
-----------------------------------------------------------------------
Devon Fund (formerly Dividend Growth Fund) performance and performance of the Lipper Growth and Income Fund Average is based on net asset value without the effect of sales charge and assumes reinvestment of dividends and capital gains. Performance information for all Fund Classes can be found on page 7.
-----------------------------------------------------------------------


         A continuing positive sign is that more investors appear to be taking a longer term approach to investing than had been the case in the 1980s. Still, we urge caution in thinking that the recent robust stock price performance and buoyant optimism of the past few years can continue without pause for the remaining years of the 20th Century.

         If stock price appreciation becomes harder to come by than in 1995, we believe that dividends should take on a much greater role in generating total return for stock investments. Devon Fund is well positioned for such an environment because it focuses on dynamic companies that George H. Burwell, the Fund's portfolio manager, anticipates will be able and willing to increase dividends faster than the rest of the equities market. Moreover, the Fund's disciplined approach to stock selection is designed to help reduce exposure to market risks.

         I wish to thank you for your confidence in Devon Fund, and I encourage you to review the remainder of our report, which discusses the Fund's positioning during the past year as well as our outlook for the Fund for the coming months.

Sincerely,


/s/ WAYNE A. STORK
--------------------------------
Wayne A. Stork
Chairman







Portfolio
-----------------
Manager's
-----------------
Review
-----------------

It's been a banner year for stocks and for the Devon Fund as well. Your Fund had the advantage of building its portfolio in 1994, our first year of operation, when stock prices were generally stagnant. In 1995, as the stock market's broad rally tended to favor the stocks of multinational companies, our 1994 buying decisions began to bear fruit.

         We had an opportunity to acquire stocks of large and mid-size companies that offered historic dividend consistency and potential for dividend growth. These same companies were generally able to post higher earnings in 1995 despite a slowdown in the U.S. economy's growth rate.

------------------------------------------------------------------------
                              PORTFOLIO HIGHLIGHTS
                            (As of October 31, 1995)
Average Market Value
  of Companies                             $4.6 billion

Number of Stocks                            56

Average Stock
  Price-to-Earnings Ratio                  13.8*

Top Sector - Consumer Growth               17.2%**

The above table details key elements of your Fund's portfolio.

 * Based on a consensus of earnings estimates for 1996 by analysts as reported to I/B/E/S.
**  Percent of net assets as of October 31.
-----------------------------------------------------------------------

Your Fund's Investment Strategy

Your Fund benefited from the strong performance over the past year of our in financial and consumer growth stocks, as well as corporate restructurings such as the merger of Lockheed Corp. and Martin Marietta Corp. to form Lockheed Martin Corp., now the nation's biggest defense contractor.

         Two years ago, prices of many consumer growth stocks were low relative to earnings when compared to growth sector prices in the 1980s. This was due to concern about negative trends in U.S. consumer spending and slower domestic population growth. Some companies were challenged by increased competition and/or growing expenses related to civil litigation. Also, greater government price and product regulation appeared to threaten profitable industries such as health care providers, tobacco and pharmaceuticals.

         In fiscal 1995, however, consumer growth stocks rebounded and made a significant positive contribution to Devon Fund's results. Part of the price gain for these companies is attributable to bright prospects for higher sales and earnings from markets such as Asia and Europe and to a U.S. dollar that declined in value.

         As the U.S. economy slows, companies with predictable earnings growth tend to become more popular, and their stock prices relative to their earnings tend to rise. We believe that earnings growth among S&P 500 Index companies will slow significantly, making those companies which can continue to show solid dividend growth even more attractive.

What We Bought and Sold

Our stock selection method includes:

  *    an evaluation of prior dividend increases
  *    the strength of a company's cash flow
  *    stock price relative to the market

These criteria have led us to consumer growth companies such as ConAgra Inc.- a food processor whose supermarket brands include Healthy Choice and Butterball turkeys. ConAgra has raised its dividend at least 14% a year for each of the past 21 years.




 PHOTO OF GEORGE H. BURWELL             In fiscal 1995, consumer growth stocks
 SENIOR PORTFOLIO MANAGER               rebounded and made a positive
                                        contribution to Devon Fund's results.



                                        George H. Burwell
                                        Senior Portfolio Manager



         Earnings and dividend growth has also attracted us to Philip Morris Cos. The tobacco, food and beer company's market share has continued to grow around the world despite regulatory and competitive challenges. Philip Morris has raised its dividend more than 50% in the past two years, and has, in our opinion, a very healthy cash flow.

         Lower interest rates helped the Fund's financial stock holdings such as credit card issuer MBNA Corp. and First USA Inc. for most of calendar 1995. However, we have reduced our holdings since the summer as such financial stocks met our price targets. By the end of the fiscal year, weakness in this sector began to emerge as the stock market grew concerned about the health of the consumer credit industry and the credit quality of borrowers.

         In fiscal 1995, the Fund's portfolio did not have many technology stocks, an industry whose share prices advanced dramatically. These companies' stocks did not meet a fundamental requirement of the Fund - the payment of a regular dividend and the prospect of better-than-average dividend increases.

         The Fund's investment discipline generally requires us to avoid and/or sell a company's shares when its price-to-earnings ratio becomes more than 20% higher than that of companies in the S&P 500 Index. Since technology stocks tended to trade at a large premium relative to the overall market, this strategy, coupled with the Fund's focus on dividends, steered us away from technology stocks.

         One sector where we felt there was long-term value but where stock price gains were negligible was retail stores. Consumer spending, especially for items such as clothing, remained weak. Our holdings, such as Wal-Mart Stores and May Department Stores, underperformed the market and by mid-1995, we had significantly reduced our exposure to the industry.

A Focus On Rising Dividends

As the table below shows, the Fund's five largest holdings (as a percent of net assets) are stocks of companies that, taken together, have raised dividends more than twice the rate of companies that make up the S&P 500 Index.

-------------------------------------------------------------------------------
                      DIVIDEND AND STOCK PRICE PERFORMANCE
                            Top Five Devon Holdings
             (as a percentage of net assets as of October 31, 1995)

                                             Quarterly             Stock
                                              Dividend             Price
                                              Increase            Increase
                                         December 31, 1993 to October 31, 1995
------------------------------------------------------------------------------
Tyco International (4.9%)                         0                +20%
Philip Morris Companies Inc. (4.7%)             +45%               +66%
ConAgra Inc. (4.2%)                             +32%               +55%
Loctite Corp. (3.4%)                            +25%               +29%
Reynolds & Reynolds (3.2%)                      +18%               +58%
------------------------------------------------------------------------------
Top Five Average                                +24%               +46%
Standard & Poor's 500 Index                      +9%               +31%


This illustration is not intended to represent Devon Fund's performance. Complete performance information can be found on page 7. Past performance is not a guarantee of future results.
Source: Bloomberg Business News

------------------------------------------------------------------------------

Companies in the S&P 500 Index
have seen profits rise
substantially in the past
several years, but the
percentage of profits paid to
shareholders as dividends -
the dividend payout ratio -
has fallen. We believe many
S&P 500 Index companies have
the potential to raise
dividends.
                              Room for Improvement
                  A Growing Gap Between Earnings and Dividends

                      S&P 500 Index Dividend Payout Ratio

                        Sept. '85                     52%
                        Dec. '85                      60
                        Mar. '86                      54
                        June '86                      54
                        Sept. '86                     54
                        Dec. '86                      70
                        Mar. '87                      48
                        June '87                      72
                        Sept. '87                     42
                        Dec. '87                      48
                        Mar. '88                      41
                        June '88                      41
                        Sept. '88                     39
                        Dec. '88                      44
                        Mar. '89                      37
                        June '89                      44
                        Sept. '89                     58
                        Dec. '89                      60
                        Mar. '90                      50
                        June '90                      53
                        Sept. '90                     56
                        Dec. '90                      71
                        Mar. '91                      54
                        June '91                      71
                        Sept. '91                     84
                        Dec. '91                     119
                        Mar. '92                      54
                        June '92                      60
                        Sept. '92                     68
                        Dec. '92                      84
                        Mar. '93                      49
                        June '93                      67
                        Sept. '93                     55
                        Dec. '93                      61
                        Mar. '94                      45
                        June '94                      46
                        Sept. '94                     41
                        Dec. '94                      40
                        Mar. '95                      35
                        June '95                      39

                            Quarterly Dividends
Payout Ratio  =  ----------------------------------------
                       Quarterly Earnings Per Share

Source: Bloomberg Business News

         What's more, the rate of capital appreciation of these five stocks taken as a group (22.31% of net assets at year's end) has exceeded the average price appreciation of stocks in the S&P 500 Index since the end of 1993.

Outlook
As the stock market has reached new heights, we have allowed the Fund's cash reserves to build up modestly as new money was added to the Fund. At October 31, about 9.1% of net assets was in cash and other assets, compared to 5.8% at the end of fiscal year 1994.
         In our opinion, a significant number of companies in the S&P 500
Index have an opportunity to increase dividends, especially mid-size and large consumer growth companies. As the chart above shows, the percentage of profits paid out in dividends by companies that make up the Index has dropped steadily for the past five years to less than 40% of earnings as of this writing. Profits measured in terms of earnings per share, meanwhile, have risen dramatically during the same five-year period.
         Banks and other financial stocks still generally offer yields that are superior to many companies in the S&P 500. However, we believe this industry's attractiveness has become limited. Although interest rates may move lower, and bank merger activity will undoubtedly continue, three things, in our opinion, may limit financial stock performance in the coming months:

  *    their prices relative to earnings are much higher than in 1994
  *    loan growth could slow and bad debts could rise
  * the difference between short and long-term interest rates is very small Banks tend to have higher profits when the spread is larger

         We do believe that many non-financial stocks remain attractively priced, especially stocks that pay dividends. Stock dividends contribute directly to total return via the income they provide and indirectly by increasing the perceived value of the stock, which can help contribute to price appreciation. Where a relatively steady dividend is attractive, we believe a growing dividend should be even more valuable.




/s/ George H. Burwell
-------------------------
George H. Burwell
Senior Portfolio Manager





A Look at
-----------------
Devon's Lifetime
-----------------
Performance
-----------------

As you can see from the chart on the next page, an investor who bought $10,000 worth of Devon Fund A Class shares on December 29, 1993, and reinvested all dividends and capital gains would have had holdings worth $12,560 as of October 31, 1995.

         Although the Devon Fund A Class has been in existence only two years, it has so far kept pace with the performance of the Standard & Poor's 500 Index after accounting for the Class' front-end sales charge. The Index is a hypothetical portfolio of large and mid-size stocks that does not include the "real world" costs of buying and selling stocks and operating a mutual fund.

         Our record since 1993 - while admittedly a relatively short period - shows the benefits of investing in a fund that has outperformed the market during a period of relative weakness and provided competitive results during a market rally. Such results, albeit brief, reinforce our confidence in the soundness of the Fund's strategy.

Your Fund's performance is
compared to that of the
S&P 500 Index.


Chart assumes $10,000 invested
on December 29, 1993 and
includes the effect of the
5.75% front-end sales charge
and the reinvestment of all
dividends and capital gains.
Performance of other classes
of Devon Fund will vary due to
differing charges and expenses.


                       Devon Fund's Lifetime Performance

                         Growth of a $10,000 Investment
                     Total Return through October 31, 1995

                                 Devon Fund      Standard & Poor's
                                 ----------      -----------------
            12/31/93                9,427              9,978
            12/31/94                9,955             10,113
            10/31/95               12,560             13,048
                                   ------             ------
               Totals              12,560             13,048

* The front-end sales charge on A Class at the end of the Fund's fiscal year was 5.75%. It was lowered to 4.75% on November 29, 1995. A $10,000 investment at inception would have grown to $12,692 as of October 31, 1995, assuming a 4.75% sales charge and reinvestment of dividends and capital gains.

                             DEVON FUND PERFORMANCE
                Average Annual Returns through October 31, 1995


                              Class A (Est. 1993)
                          Average Annual Total Returns


                                   Sales Charge
                               ------------------
                                5.75%       4.75%
                               -------     -------
          Lifetime             +13.18%     +13.82%
          One Year             +14.98%     +16.19%


                              Class B (Est. 1994)
                          Average Annual Total Returns

          Lifetime
          +17.58%              Excluding Sales Charge
          +14.19%              Including Sales Charge

          One Year
          +21.09%              Excluding Sales Charge
          +17.09%              Including Sales Charge


Devon Fund's return and share value fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Past performance is not a guarantee of future results. An expense limitation has been in effect since the Fund began operating. The Fund's performance would have been materially lower had the limitation not been in effect.

Class A returns reflect the effect of the 5.75% maximum front-end sales charge, reinvestment of all distributions and a 12b-1 fee. The front-end sales charge was lowered to 4.75% on November 29, 1995, as described above.

Class B performance reflects the reinvestment of all distributions. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge if redeemed before the end of the sixth year. Lifetime performance "excluding sales charge" assumes the investment was not redeemed. Class B was initially offered on September 6, 1994.

The average annual total returns for Devon Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +17.20% and +22.26%, respectively, for the lifetime and one-year periods ended October 31, 1995.

As of November 29, 1995, the Fund also offers Class C shares, which have a 1% annual distribution and service fee and, if redeemed within 12 months, a 1% contingent deferred sales charge. Performance of these shares will differ from the performance shown above.

Asset Allocation:
-------------------
Why Diversification
-------------------
Makes Sense
-------------------

An inheritance, an early retirement or a change in jobs - these are among the circumstances that could result in you receiving money that you may choose to invest.

         Deciding how to allocate these dollars at first may seem a challenging task. Lots of people undoubtedly have words of advice. Lots of options beckon, among them mutual funds.

         As you and your financial adviser explore various options, one fact to keep in mind is that no one can consistently predict which single type of investment will perform the best in the future. History has shown that markets move in cycles, depending on factors such as the economy, interest rates, inflation and changing political and social conditions.

Performance Leadership Changes

Five different types of assets - from small company stocks, whose prices can change a lot from day to day, to U.S. Treasury bills, the most conservative of asset classes - have been the top performing asset class in any one year since 1980, according to research compiled by Ibbotson Associates of Chicago.

         Equity investments have been the top performers during nine of the past 16 years, but some years small stocks have led and in other years large company stocks have led. Long- and intermediate-term bonds have had the best performance four times since 1980 - but again, sometimes corporate bonds led the way and other years government bonds ranked the highest.

         Such constant change is why asset allocation makes sense for long-term investors. By maintaining a diversified portfolio that includes different asset classes, you can help reduce your portfolio's risk when one or more investments perform poorly, and share in the benefits when one or more investments do well.


=============================================================================================================
                       Compound Annual Rates of Return By Decade

                                          1930s   1940s   1950s   1960s  1970s   1980s   1990s** 1985-94
-------------------------------------------------------------------------------------------------------------

Large Company Stocks                      -0.1%    9.2%   19.4%    7.8%   5.9%   17.5%    8.7%   14.4%
Small Company Stocks                       1.4    20.7    16.9    15.5   11.5    15.8    11.8    11.1
Long-Term Corporate Bonds                  6.9     2.7     1.0     1.7    6.2    13.0     8.4    11.6
Long-Term U.S. Treasury Bonds              4.9     3.2    -0.1     1.4    5.5    12.6     8.3    11.9
Intermediate-Term U.S. Treasury Bonds      4.6     1.8     1.3     3.5    7.0    11.9     7.5     9.4
U.S. Treasury Bills                        0.6     0.4     1.9     3.9    6.3     8.9     4.7     5.8
-------------------------------------------------------------------------------------------------------------
Inflation (Based on the
    Consumer Price Index)                 -2.0     5.4     2.2     2.5    7.4     5.1     3.5     3.6

** Based on the period 1990-1994.
Source: Ibbotson Associates. Used with permission.
=============================================================================================================

Asset class performance leadership has varied from decade to decade. Inflation figures are added for comparison only.

Return potential and risk vary with different types of securities. While stocks historically have offered the highest long-term return potential of any asset class, their value may fluctuate significantly in the short term, and volatility is even greater for securities of small-cap companies. Corporate and U.S. Treasury bonds and bills, which offer the potential for current income, tend to be less price volatile than stocks, but are nonetheless sensitive to changes in interest rates. U.S. Treasury bonds and bills, unlike corporate bonds, are guaranteed as to principal and interest. In general, the longer a bond's maturity, the greater the potential for price fluctuation. Past performance of these unmanaged asset classes is not a guarantee of future results and does not reflect any fees or expenses.

         Research has shown that how you mix several investments - that is, asset allocation --determines more than 92% of your long-term investment results.* In fact, by dividing your investments among various asset classes, such as stocks, bonds and short-term cash reserves, you can reduce the amount that your portfolio value shifts in the short-term and enhance total return potential over time.

         Devon Fund strives to provide both capital appreciation and current income by investing in stocks with potential for dividend growth. Such objectives can make the Fund an appropriate component for many investment strategies.

The Basic Four
Below are four general ways that investment professionals have allocated assets. They are by no means the only way to divide your investment dollars, but they are presented here to give you a general idea of the variety of long-term strategies that are available.

* Capital Growth
A strategy with an objective of capital growth may focus on several different sectors of the equity market - such as mutual funds that invest in small growing companies and those that focus on large established companies. It may include both U.S. and international investments. Such a strategy would be suitable for investors who wish to maximize capital appreciation and are willing to accept a relatively high degree of short-term risk to principal.

* Total Return
Investors who follow this strategy typically want capital growth but also want to cushion an investment against short-term price changes. This strategy can involve allocation of the largest share of assets to mutual funds that invest in the common stocks of mid-size and established companies for growth. Funds that invest in corporate bonds and preferred stocks may be added to the portfolio to generate income.

* The Balanced Approach
A strategy that seeks a balanced approach is generally geared to conservative investors who are as equally concerned with preserving principal as they are with future growth. It can involve using a mix of mutual funds that may invest in dividend-paying stocks, U.S. government securities, and very high-quality corporate bonds. A major goal is generally to keep ahead of inflation while trying to minimize risk.

* Current Income
A strategy that focuses on current income can employ mutual funds that strive to maximize current income through various types of bond funds and possibly stock funds. Long-term growth is generally a secondary goal. Asset classes that involve risk to principal may be used in order to achieve higher income. One variation of such a strategy can rely on municipal bond funds to maximize income exempt from taxation.

         Exactly how you should divide your investment dollars is something that depends on your circumstances and should be carefully planned with the help of a professional financial adviser.

         It's helpful to keep in mind that your needs change over time and that market conditions can change, affecting the strategy you plan. Talk with your financial adviser and discuss your investment goals.


* Financial Analysts Journal, B.G.R.Brinson, B.D.Singer and G.L.Beebower, May-June 1991.

Financial
----------------------------------
Statements
----------------------------------
Delaware Group Devon Fund+
Statement of Net Assets
October 31, 1995


                                                           Number        Market
                                                         of Shares       Value
COMMON STOCK - 90.53%
Aerospace & Defense - 7.41%
AlliedSignal .....................................          3,200       $136,000
GenCorp ..........................................         10,600        111,300
General Motors Class H ...........................          4,500        189,000
Lockheed Martin ..................................          4,800        327,000
Rockwell International ...........................          3,800        169,100
                                                                        --------
                                                                         932,400
                                                                        --------
Automobiles & Auto Parts - 1.23%
Danaher ..........................................          5,000        155,000
                                                                        --------
                                                                         155,000
                                                                        --------
Banking, Finance & Insurance - 4.41%
Bank of New York .................................          3,100        130,200
Equitable of Iowa ................................          2,000         70,000
Federal Home Loan ................................          1,800        124,650
Federal National Mortgage ........................          1,100        115,363
MBNA..............................................          1,500         55,313
Wilmington Trust .................................          2,000         59,500
                                                                        --------
                                                                         555,026
                                                                        --------
Buildings & Materials - 1.22%
Foster Wheeler ...................................          4,100        153,750
                                                                        --------
                                                                         153,750
                                                                        --------
Cable, Media, & Publishing - 4.14%
American Greetings Class A .......................          9,600        303,000
Banta ............................................          5,000        217,500
                                                                        --------
                                                                         520,500
                                                                        --------
Chemicals - 6.59%
Air Products & Chemicals .........................          3,100        160,038
Loctite ..........................................          9,000        425,250
Praxair ..........................................          9,000        243,000
                                                                        --------
                                                                         828,288
                                                                        --------
Computers & Technology - 3.14%
Reynolds & Reynolds ..............................         11,100        395,438
                                                                        --------
                                                                         395,438
                                                                        --------
Consumer Products - 2.32%
Procter & Gamble .................................          3,600        291,600
                                                                        --------
                                                                         291,600
                                                                        --------
Electronics & Electrical - 4.09%
Diebold ..........................................          2,700        143,100
General Electric .................................          3,400        215,050
Teleflex .........................................          3,700        156,788
                                                                        --------
                                                                         514,938
                                                                        --------

+ Devon Fund is a Series of Delaware Group Delaware Fund, Inc.

                                                           Number        Market
                                                         of Shares       Value
COMMON STOCK (Continued)
Energy - 6.82%
Imperial Oil Limited .............................          3,400       $124,100
Kerr-McGee .......................................          3,500        192,938
Royal Dutch Petroleum ADR ........................          1,400        172,025
Sonat ............................................          4,000        115,000
TOTAL S.A. ADR ...................................          5,000        154,375
Unocal ...........................................          3,800         99,750
                                                                      ----------
                                                                         858,188
                                                                      ----------
Environmental Services - 3.02%
WMX Technologies .................................         13,500        379,688
                                                                      ----------
                                                                         379,688
                                                                      ----------
Farming & Agriculture - 4.15%
ConAgra ..........................................         13,500        521,438
                                                                      ----------
                                                                         521,438
                                                                      ----------
Food, Beverage & Tobacco - 6.39%
Philip Morris ....................................          7,000        591,500
RJR Nabisco Holdings .............................          6,900        212,175
                                                                      ----------
                                                                         803,675
                                                                      ----------
Healthcare & Pharmaceuticals - 10.77%
Abbott Laboratories ..............................          4,700        186,825
Rite Aid .........................................          9,000        243,000
Schering-Plough ..................................          5,500        294,938
SmithKline Beecham ADR Unit ......................          6,600        342,375
United Healthcare ................................          5,400        286,875
                                                                      ----------
                                                                       1,354,013
                                                                      ----------
Real Estate - 2.34%
Colonial Properties Trust ........................          2,600         65,000
Developers Diversified Realty.....................          2,000         57,000
Health Care Property Investors ...................          1,700         57,588
Nationwide Health Properties .....................          1,400         57,575
Sun Communities ..................................          2,300         57,213
                                                                      ----------
                                                                         294,376
                                                                      ----------
Retail - 4.65%
American Stores ..................................          4,700        140,413
Limited ..........................................          5,000         91,875
May Department Stores ............................          4,600        180,550
Storage USA ......................................          2,200         64,350
Wal-Mart Stores ..................................          5,000        108,125
                                                                      ----------
                                                                         585,313
                                                                      ----------
Utilities - 9.17%
ALLTEL ...........................................          8,400        257,250
CMS Energy .......................................         11,000        303,875
Illinova .........................................         10,000        283,750
SCEcorp ..........................................          8,000        136,000
Tele Danmark ADR .................................          6,600        172,425
                                                                      ----------
                                                                       1,153,300
                                                                      ----------
Miscellaneous - 8.67%
Service International ............................          8,900        357,113
Tomkins plc ADR ..................................          8,000        126,000
Tyco International ...............................         10,000        607,500
                                                                      ----------
                                                                       1,090,613
                                                                      ----------
Total Common Stock (cost $9,987,841) .............                    11,387,544
                                                                      ----------

                                                           Number        Market
Statement of Net Assets (Continued)                       of Shares       Value
CONVERTIBLE PREFERRED STOCK - 0.38%
Freeport-McMoRan Copper & Gold
  5% pfd cv ......................................          2,000    $    47,750
                                                                     -----------
Total Convertible Preferred Stock
  (cost $50,935) .................................                        47,750
                                                                     -----------

                                                        Principal
                                                          Amount
REPURCHASE AGREEMENTS - 7.35%
With Chase Manhattan Bank 5.83%
11/1/95 (dated 10/31/95,
  collateralized by $312,000 U.S. ................
  Treasury Notes 5.625% due 6/30/97,
  market value $318,184)  ........................       $310,000        310,000
With J.P. Morgan Securities 5.85%
  11/1/95 (dated 10/31/95,
  collateralized by $296,000 U.S. ................
  Treasury Notes 6.875% due 7/31/99,
  market value $311,326)  ........................        305,000        305,000
With PaineWebber 5.83% 11/1/95
  (dated 10/31/95, collateralized by
  $311,000 U.S. Treasury Notes
  6.00% due 8/31/97,
  market value $316,416)  ........................        310,000        310,000
                                                                     -----------
Total Repurchase Agreements
 (cost $925,000)  ................................                       925,000
                                                                     -----------

TOTAL MARKET VALUE OF SECURITIES OWNED - 98.26%
  (cost $10,963,776)  .......................................         12,360,294
RECEIVABLES AND OTHER ASSETS
  NET OF LIABILITIES - 1.74%  ...............................            218,895
                                                                     -----------
NET ASSETS APPLICABLE TO 1,001,997 SHARES
  ($1 PAR VALUE) OUTSTANDING - 100.00% ......................        $12,579,189
                                                                     ===========

NET ASSET VALUE - DEVON FUND A CLASS
  ($8,845,587 / 705,003 SHARES)  ............................             $12.55
                                                                     ===========

NET ASSET VALUE - DEVON FUND B CLASS
  ($863,217 / 69,084 SHARES)  ...............................             $12.50
                                                                     ===========
NET ASSET VALUE - DEVON FUND INSTITUTIONAL CLASS
  ($2,870,385 / 227,910 SHARES)  ............................             $12.59
                                                                     ===========

COMPONENTS OF NET ASSETS AT OCTOBER 31, 1995
Common stock, $1 par value, 125,000,000 shares
  authorized to the Devon Fund ...............................       $10,467,175
Accumulated undistributed income
  Net investment income ......................................            46,731
  Net realized gain on investments ...........................           668,765
  Net unrealized appreciation of investments .................         1,396,518
                                                                     -----------
Total net assets .............................................       $12,579,189
                                                                     ===========

See accompanying notes

Delaware Group Devon Fund
Statement of Operations
Year Ended October 31, 1995

INVESTMENT INCOME:
Dividends ..........................................      $233,638
Interest ...........................................        59,771      $293,409
                                                          --------

EXPENSES:
Management fees ($57,382) and
  directors' fees ($17,909) .........................       75,291
Federal and state registration fees .................       34,205
Dividend disbursing and transfer agent
  fees and expenses .................................       26,798
Distribution expenses ...............................       25,029
Reports to shareholders .............................       16,345
Amortization of organization expenses ...............       13,925
Professional fees ...................................        6,827
Custodian fees ......................................        5,873
Salaries ............................................        2,378
Taxes, other than taxes on income ...................        1,183
Other ...............................................        7,316
                                                          --------
                                                           215,170
                                                          --------
Less expenses absorbed by
  Delaware Management Company, Inc. .................      (99,379)      115,791
                                                          --------    ----------
NET INVESTMENT INCOME ...............................                    177,618
                                                                      ----------

NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS:
Net realized gain from
  security transactions ............................                     671,745
Net unrealized appreciation of investments
  during the period ................................                   1,214,843
                                                                      ----------
NET REALIZED AND UNREALIZED
  GAIN ON INVESTMENTS ..............................                   1,886,588
                                                                      ----------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS ..................................                  $2,064,206
                                                                      ==========

COMPUTATION OF NET ASSET VALUE AND OFFERING
  PRICE - DEVON FUND A CLASS:
Net asset value per share (A)  ...................................        $12.55
Sales charges (5.75% of offering price, or 6.14% of amount
  invested per share) (B)  .......................................          0.77
                                                                      ----------
Offering price ...................................................        $13.32
                                                                      ==========

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon the redemption or repurchase of shares.
(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more and purchase options not including the payment of a front-end sales charge. Effective November 29, 1995, the maximum sales charge was reduced from 5.75% to 4.75%. At 4.75%, the sales charge would have been $0.63 resulting in an offering price of $13.18.

See accompanying notes

Delaware Group Devon Fund
Statement of Changes in Net Assets

                                                                       Period
                                                      Year            12/29/93*
                                                     Ended               to
                                                   10/31/95           10/31/94
OPERATIONS:
Net investment income ......................       $  177,618        $  101,183
Net realized gain from
  security transactions ....................          671,745           196,985
Unrealized appreciation
  during the period ........................        1,214,843           181,675
                                                   ----------        ----------
Net increase in net assets
  resulting from operations ................        2,064,206           479,843
                                                   ----------        ----------

DISTRIBUTION TO SHAREHOLDERS FROM:
Net investment income:
  Devon Fund A Class .......................         (124,083)          (32,915)
  Devon Fund B Class .......................           (6,520)              (85)
  Devon Fund Institutional Class ...........          (45,722)          (22,745)
Net realized gain from
  security transactions:
  Devon Fund A Class .......................         (144,950)             --
  Devon Fund B Class .......................           (7,068)             --
  Devon Fund Institutional Class ...........          (47,947)             --
                                                   ----------        ----------
                                                     (376,290)          (55,745)
                                                   ----------        ----------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
  Devon Fund A Class ...........................    4,890,613         5,237,687
  Devon Fund B Class ...........................      668,823           114,216
  Devon Fund Institutional Class ...............    1,400,865         3,193,830
Net asset value of shares issued upon
  reinvestment of dividends from net
  investment income and net realized
  gain from security transactions:
  Devon Fund A Class ...........................      266,511            32,824
  Devon Fund B Class ...........................       12,607                85
  Devon Fund Institutional Class ...............       93,669            22,745
                                                   ----------        ----------
                                                    7,333,088         8,601,387
                                                   ----------        ----------
Cost of shares repurchased:
  Devon Fund A Class ...........................   (2,110,412)         (906,247)
  Devon Fund B Class ...........................      (30,450)             --
  Devon Fund Institutional Class ...............   (1,532,095)         (888,096)
                                                   ----------        ----------
                                                   (3,672,957)       (1,794,343)
                                                   ----------        ----------
Increase in net assets derived from
  capital share transactions ...................    3,660,131         6,807,044
                                                   ----------        ----------
NET INCREASE IN NET ASSETS .....................    5,348,047         7,231,142
                                                   ----------        ----------

NET ASSETS:
Beginning of period ............................    7,231,142              --
                                                   ----------        ----------
End of period (including undistributed net
  investment income of $46,731 and
  $45,438, respectively)  ......................  $12,579,189        $7,231,142
                                                  ===========        ==========

* Date of initial public offering.

See accompanying notes

Delaware Group Devon Fund
Notes to Financial Statements
October 31, 1995

Delaware Group Delaware Fund, Inc. (the "Company") is registered as a diversified open-end investment company under the Investment Company Act of 1940. The Company currently offers two series, Devon Fund (formerly known as Dividend Growth Fund) (the "Fund") and Delaware Fund. The Company is organized as a Maryland corporation. As of October 31, 1995, the Fund offered three classes of shares. Effective November 29, 1995, the Fund began offering a fourth class of shares. This class is known as Devon Fund C Class.

1. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund for financial statement preparation:

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm on the valuation date. Securities not traded or securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Money market instruments having less than 60 days to maturity are valued at amortized cost.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses, and gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all funds within the Delaware Group of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Certain fund expenses are paid directly by brokers. The amount of these expenses is less than 0.01% of the Fund's average net assets.

2. Investment Management and Distribution Agreements

In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the Investment Manager of the Fund, a fee which is calculated daily at the annual rate of 0.60% on the first $500 million of average daily net assets of the Fund and 0.50% on the average daily net assets over $500 million.

DMC has elected voluntarily to waive its fee and reimburse the Fund to the extent that annual operating expenses, exclusive of taxes, interest, brokerage commissions, extraordinary expenses and 12b-1 expenses exceed 0.95% of average net assets for each class through June 30, 1996. Total expenses absorbed by DMC for the year ended October 31, 1995 were $99,379.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B Class. No distribution expenses are paid by the Institutional Class. For the year ended October 31, 1995, the Fund paid DDLP $11,165 for commissions earned on sales of Devon Fund A Class shares.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. For the year ended October 31, 1995, the Fund has expensed $26,798 for these services.

On October 31, 1995, the Fund has expenses payable relating to operations to DMC and its affiliates of $87,782.

Certain officers of the Investment Manager are officers, directors, and/or employees of the Fund. These officers, directors, and employees are paid no compensation by the Fund.

On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DMC, DDLP and DSC, through a merger transaction (the "Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC, DDLP and DSC have heretofore conducted their relationships with the Fund.

3. Investments

During the year ended October 31, 1995, the Fund made purchases of $11,369,617 and sales of $8,634,241 of investment securities other than U.S. Government securities and temporary cash investments.

At October 31, 1995, unrealized appreciation for financial reporting and federal income tax purposes aggregated $1,396,518 of which $1,463,347 related to unrealized appreciation of securities and $66,829 related to unrealized depreciation of securities.

The realized gain for federal income tax purposes was $670,225 for the year ended October 31, 1995.

4. Capital Stock

Transactions in capital stock shares were as follows:

                                                                       Period
                                                                      12/29/93*
                                                      Year Ended         to
                                                       10/31/95       10/31/94
Shares sold:
  Devon Fund A Class ...........................        437,494         509,283
  Devon Fund B Class ...........................         59,748          10,585
  Devon Fund Institutional Class ...............        125,933         314,972
Shares issued upon reinvestment of
  dividends from net investment
  income and net realized gain
  from security transactions:
  Devon Fund A Class ...........................         25,450           3,171
  Devon Fund B Class ...........................          1,195               8
  Devon Fund Institutional Class ...............          8,931           2,201
                                                       --------        --------
                                                        658,751         840,220
                                                       --------        --------
Shares repurchased:
  Devon Fund A Class ...........................       (182,731)        (87,664)
  Devon Fund B Class ...........................         (2,452)           --
  Devon Fund Institutional Class ...............       (138,734)        (85,393)
                                                       --------        --------
                                                       (323,917)       (173,057)
                                                       --------        --------
  Net increase .................................        334,834         667,163
                                                       ========        ========
------------
 * Date of initial public offering of Devon Fund A Class and Devon Fund Institutional Class; the date of initial public offering of Devon Fund B Class was September 6, 1994.

5. Lines of Credit

The Fund has a committed line of credit for $500,000. No amount was outstanding at October 31, 1995, or at any time during the last fiscal year.

6. Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                  Devon Fund              Devon Fund                Devon Fund
                                                   A Class                 B Class               Institutional Class
                                              --------------------     -------------------     ----------------------
                                              Year     12/29/93(1)      Year    9/06/94(7)      Year       12/29/93(1)
                                              Ended         to          Ended       to          Ended          to
                                             10/31/95   10/31/94       10/31/95  10/31/94      10/31/95     10/31/94

Net asset value, beginning of period......   $10.830     $10.000       $10.820    $10.900       $10.860      $10.000
Income (loss) from investment operations:
  Net investment income(10)...............     0.207       0.136         0.127      0.027         0.241        0.201
  Net realized and unrealized gain (loss)
   from security transactions.............     2.053       0.784         2.053     (0.077)        2.049        0.749
                                             -------     -------       -------    -------       -------      -------
  Total from investment operations........     2.260       0.920         2.180     (0.050)        2.290        0.950

Less distributions:
  Dividends from net investment income....    (0.220)     (0.090)       (0.180)    (0.030)       (0.240)      (0.090)
  Distributions from net realized gain
   on security transactions...............    (0.320)        --         (0.320)        --        (0.320)          --
                                             -------     -------       -------    -------       -------      -------
  Total distributions.....................    (0.540)     (0.090)       (0.500)    (0.030)       (0.560)      (0.090)
                                             -------     -------       -------    -------       -------      -------
Net asset value, end of period............   $12.550     $10.830       $12.500    $10.820       $12.590      $10.860
                                             =======     =======       =======    =======       =======      =======

Total return(2)...........................     21.98%      11.09%        21.09%     (0.46%)       22.26%       11.45%

Ratios/supplemental data:
  Net assets, end of period (000 omitted).    $8,846      $4,600           $863       $115       $2,870       $2,516
  Ratio of expenses to average net assets       1.25%(3)    1.25%(3)       1.95%(5)   1.95%(5)     0.95%(8)     0.95%(8)
  Ratio of net investment income to
    average net assets....................      1.82%(4)    1.96%(4)       1.12%(6)   1.26%(6)     2.12%(9)     2.26%(9)
  Portfolio turnover......................        99%        180%            99%       180%          99%         180%

__________________

 1 Date of initial public offering; ratios and totals return have been annualized.
 2 Total return does not include maximum sales charge that is or was in effect nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase for Devon Fund A Class (formerly known as Dividend Growth Fund A Class) or the contingent deferred sales charge which varies from 1%-4% depending upon the holding period for Devon Fund B Class (formerly known as Dividend Growth Fund B Class).
 3 Ratio of expenses to average net assets prior to expense limitation was 2.29% for the year ended October 31, 1995, and 3.26% for the period ended October 31, 1994.
 4 Ratio of net investment income (loss) to average net assets prior to expense limitation was 0.78% for the year ended October 31, 1995 and (0.05%) for the period ended October 31, 1994.
 5 Ratio of expenses to average net assets prior to expense limitation was 2.99% for the year ended October 31, 1995, and 3.96% for the period ended October 31, 1994.
 6 Ratio of net investment income (loss) to average net assets prior to expense limitation was 0.08% for the year ended October 31, 1995 and (0.75%) for the period ended October 31, 1994.
 7 Date of initial public offering, ratios have been annualized and total return has not been annualized.
 8 Ratio of expenses to average net assets prior to expense limitation was 1.99% for the year ended October 31, 1995, and 2.96% for the period ended October 31, 1994.
 9 Ratio of net investment income to average net assets prior to expense limitation was 1.08% for the year ended October 31, 1995, and 0.25% for the period ended October 31, 1994.
10 1995 per share information was based on the average shares outstanding method.

Delaware Group Delaware Fund, Inc.
Devon Fund
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Delaware Fund, Inc. - Devon Fund

We have audited the accompanying statement of net assets of Delaware Group Delaware Fund, Inc. - Devon Fund (formerly Delaware Group Delaware Fund - Dividend Growth Fund) as of October 31, 1995, and the related statement of operations for the year then ended and the statement of changes in net assets and the financial highlights for the year then ended and for the period from December 29, 1993, (date of initial public offering) to October 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Delaware Fund, Inc. - Devon Fund (formerly Delaware Group Delaware Fund - Dividend Growth Fund) at October 31, 1995, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period from December 29, 1993, (date of initial public offering) to October 31, 1994, in conformity with generally accepted accounting principles.

                                                        Ernst & Young LLP
Philadelphia, Pennsylvania
December 1, 1995

A Report on Devon Fund's Annual Meeting

At an annual meeting of shareholders held on March 29, 1995, the following matters were submitted for shareholder vote: the election of directors, the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund and the approval of a new investment management agreement. The new investment management agreement was proposed in connection with the April 3, 1995, merger of Delaware Management Holdings, Inc. (the parent of Delaware Management Company, Inc.) and a subsidiary of Lincoln National Corporation. Whenever there is a change in control of an investment manager, the Investment Company Act of 1940 requires shareholders to vote on a new investment management agreement.

Below are the names of each director elected at the meeting as well as the results of the other matters voted on by shareholders.


                                                 Number of Votes*
                                      ----------------------------------------
                                        For     Against/Withheld   Abstentions
Election of Directors:**
    Wayne A. Stork ...............    21,303,756       475,115          --
    Walter P. Babich .............    21,306,432       472,439          --
    Anthony D. Knerr .............    21,293,293       485,578          --
    Ann R. Leven .................    21,305,253       473,618          --
    W. Thacher Longstreth ........    21,301,501       477,370          --
    Charles E. Peck ..............    21,306,356       472,515          --

Approval of the New
    Investment Management
    Agreement ....................       520,622         9,906         7,799
Selection of Ernst & Young LLP
    as Independent Auditors** ....    17,668,238       117,575     3,993,057

 * Please note that the results of this meeting were not audited by Ernst & Young LLP.

**  Voted upon by all shareholders of Delaware Group Delaware Fund, Inc

This annual report is for the information of Devon Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus, which sets forth details about charges, expenses, investment objectives and operating policies of the Fund. Summary investment results are documented in the Fund's current Statement of Additional Information.

When used with prospective investors after December 31, 1995, this report must be accompanied by a Devon Fund Performance Update for the most recently completed calendar quarter. The figures in this report represent past results which are not a guarantee of future results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

------------------------------------------------------------------------------

Board
-------------------------------
Members
-------------------------------


Wayne A. Stork
Chairman, Delaware Group of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
Vice Chairman, Packquisition Corp.
Philadelphia, PA

Charles E. Peck
Secretary of Enterprise Homes, Inc.
Fredericksburg, VA
former Chairman and CEO
The Ryland Group, Inc.
Columbia, MD




Affiliated
-------------------------------
Officers
-------------------------------
George M. Chamberlain, Jr.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

Keith E. Mitchell
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

David K. Downes
Senior Vice President, Chief Financial Officer and
Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA

Delaware Group
-------------------------------
of Funds
-------------------------------


For Growth of Capital
Trend Fund
DelCap Fund
Value Fund

For Total Return
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

For Global Diversification
International Equity Fund
Global Assets Fund
Global Bond Fund

For Current Income
Delchester Fund
U.S. Government Fund
Limited-Term Government Fund

For Tax-Free Current Income
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
Tax-Free Pennsylvania Fund

Money Market Funds
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

Closed-End Equity/Income*
Dividend and Income Fund
Global Dividend and Income Fund

This report must be preceded or accompanied by a current Devon Fund prospectus. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

* Delaware Group Dividend and Income Fund and Delaware Group Global Dividend and Income Fund purchases can be made through any registered broker.

DELAWARE
GROUP
--------
Philadelphia * London




Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, are not obligations of or deposits of any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.


Investment Manager
Delaware Management Company, Inc.
Philadelphia

International Affiliate
Delaware International Advisers Ltd.
London

National Distributor
Delaware Distributors, L.P.
Philadelphia

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682
Nationwide (800) 523-4640

Securities Dealers Only
Nationwide (800) 362-7500

Copy Rights Delaware Distributors, L.P.

RECYCLE LOG0
 L.P.Printed in the U.S.A. on recycled paper.

AR-039[10/95]TKO12/951995